                                                                   Exhibit 10.12



                                 March 13, 2000

Pinnacle Towers Inc.
1549 Ringling Boulevard
3rd Floor
Sarasota, Florida  34236

Attn: Mr. Steve Day

         Re: Limited and Conditional Waiver for $520,000,000 Fifth Amended and Restated Credit Agreement dated as of September 17, 1999, as amended, among Bank of America, N.A., for itself and as Administrative Agent (the "Administrative Agent"), the Lenders party thereto and Pinnacle Towers Inc. (the "Borrower") (as further amended, substituted or replaced from time to time, the "Credit Agreement")

Dear Steve:

         This Limited and Conditional Waiver ("Limited Waiver") is entered into among the Borrower, Administrative Agent, and the Lenders. All capitalized terms used in this Limited Waiver but not defined shall have the meanings ascribed thereto in the Credit Agreement.

         The Borrower has informed the Administrative Agent that the Parent intends to issue up to $255,000,000 Convertible Subordinated Notes (the "Subordinated Notes") which are convertible to common stock of the Parent. The Borrower seeks a waiver of compliance with respect to Section 2.05(b) and
Section 2.11(c)(ii) (so that any prepayments using proceeds of the Subordinated Notes will not reduce the Commitment), Section 8.02 (with respect to the issuance by the Parent of the Subordinated Notes and the Parent's becoming and remaining liable and obligated on the Subordinated Notes), Section 8.05 (with respect to the amendment of the Parent's certificate of incorporation to permit the issuance by the Parent of common stock upon the conversion of the Subordinated Notes), Section 8.08 (with respect to the Restricted Payments by the Borrower to the Parent for the payment by the Parent in cash to the holders of the Subordinated Notes of regularly scheduled accrued interest on the Subordinated Notes at an annual rate not to exceed 6%), Section 8.11 (with respect to the issuance of common stock by the Parent upon the conversion of the Subordinated Notes), and Section 8.14 (with respect to the indenture for the Subordinated Notes). The Administrative Agent and the Lenders hereby grant the following waivers under the Credit Agreement, subject to the terms and conditions set forth below.

         The Administrative Agent and the Lenders hereby waive compliance with the terms of (i)Section 2.05(b) and Section 2.11(c)(ii)(so that any prepayments using proceeds of the Subordinated Notes will not reduce the Commitment), (ii)
Section 8.02 of the Credit Agreement with respect to the

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 2


issuance by the Parent of the Subordinated Notes and the Parent's becoming and remaining liable and obligated on the Subordinated Notes(provided that the basket provided in Section 8.02(c)(i) shall be reduced by the principal amount of the Subordinated Notes), (iii) Section 8.05 with respect to the amendment of the Parent's certificate of incorporation to permit the issuance by the Parent of common stock upon the conversion of the Subordinated Notes, (iv) Section 8.08 with respect to the Restricted Payments made by the Borrower to the Parent for the payment by the Parent in cash to the holders of the Subordinated Notes of regularly scheduled accrued interest on the Subordinated Notes at an annual rate not to exceed 6%, provided that at least five Business Days prior thereto the Borrower has delivered to the Lenders a letter certifying pro forma compliance with the financial covenants contained in the Credit Agreement immediately following any such payment and certifying that no Default or Event of Default exists or would result therefrom (other than any Default or Event of Default specifically waived hereby), (v) Section 8.11 with respect to the issuance by the Parent of the common stock upon the conversion of the Subordinated Notes, and (vi) Section 8.14 with respect to the indenture for the Subordinated Notes.

         The occurrence of any of the following shall result in an Event of Default under the Credit Agreement and the Loan Papers:

         (i) the issuance by the Parent of Subordinated Notes in excess of $255,000,000;

         (ii) the use of the net proceeds of the Subordinated Notes for any purpose other than prepaying the Revolver Loan;

         (iii)    the interest rate on the Subordinated Notes exceeds 6%;

         (iv) the scheduled maturity date for the Subordinated Notes is earlier than September 15, 2007;

         (v) any changes are made to add any financial covenants or any changes that materially and adversely affect the Lenders are made to the subordination provisions in the description of the Subordinated Notes contained in the most recent offering memorandum reviewed by the Administrative Agent and the Lenders prior to the date hereof; or

         (vi) the Borrower fails to deliver to the Lenders the letter certifying compliance described in the immediately preceding paragraph.

          The Limited Waiver set forth in the preceding paragraph is subject to the further conditions that the Borrower has delivered to the Lenders a compliance certificate certifying pro forma compliance with the financial covenants contained in the Credit Agreement immediately following the issuance of the Subordinated Notes, and certifying that no Default or Event of Default exists or would result from the issuance of the Subordinated Notes, except as specifically waived by this Limited Waiver.

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 3


         The Borrower represents and warrants to the Administrative Agent that
(a) this Limited Waiver constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement and none that would result from the issuance of the Subordinated Notes (other than as specifically waived hereby), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof and after giving effect to this Limited Waiver, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof except as waived hereby, and (e) the Credit Agreement, as waived hereby, and the other Loan Papers remain in full force and effect.

         The Borrower acknowledges that this Limited Waiver is a limited and conditional continuing waiver of specific provisions of the Credit Agreement, except as waived hereby, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future. The Borrower acknowledges that this Limited Waiver constitutes a "Loan Paper" as defined in the Credit Agreement.

         THIS LIMITED WAIVER AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         THIS LIMITED WAIVER AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 4


         IN WITNESS WHEREOF, this Limited Waiver is executed as of the date first set forth above.


ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A., as Administrative Agent


                             ----------------------------------------------
                             By:  Roselyn M. Drake
                             Its: Managing Director



LENDERS:

                             BANK OF AMERICA, N.A., individually as a Lender


                             ----------------------------------------------
                             By:  Roselyn M. Drake
                             Its: Managing Director

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 5


                                         FLEET NATIONAL BANK
                                         (formerly known as BankBoston, N.A.)


                                         -----------------------------------
                                         By:
                                             -------------------------------
                                         Its:
                                             -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 6


                                         BANKERS TRUST COMPANY


                                         -----------------------------------
                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 7


                                         SOCIETE GENERALE


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 8


                                         UNION BANK OF CALIFORNIA, N.A.


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 9


                                         KEY CORPORATE CAPITAL INC.


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 10


                                         COBANK, ACB


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 11


                                         CREDIT LYONNAIS NEW YORK BRANCH


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 12


                                         THE BANK OF NOVA SCOTIA


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 13


                                         DRESDNER BANK AG NEW YORK & GRAND
                                         CAYMAN BRANCHES


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                                         By:
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                                         Its:
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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 14


                                         MERCANTILE BANK NATIONAL ASSOCIATION


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 15


                                         U.S. BANK NATIONAL ASSOCIATION


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 16


                                         CREDIT LOCAL DE FRANCE - NEW YORK
                                         AGENCY


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 17


                                         IBM CREDIT CORPORATION


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 18


                                         THE CIT GROUP/EQUIPMENT FINANCING, INC.


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 19


                                         ALLFIRST BANK


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 20


                                         CITY NATIONAL BANK


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 21


                                         RAYMOND JAMES BANK, FSB


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 22


                                         HELLER FINANCIAL, INC.


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 23


                                         PILGRIM PRIME RATE TRUST

                                         By:      Pilgrim Investment, Inc.,
                                                  as its investment manager


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 24


                                         PPM SPYGLASS FUNDING TRUST


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 25


                                         MORGAN STANLEY DEAN WITTER PRIME
                                         INCOME TRUST


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 26


                                         KZH ING-1 LLC


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                                         By:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 27


                                         KZH ING-2 LLC


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 28


                                         SEQUILS-ING I (HBDGM), LTD.


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 29


                                         TORONTO DOMINION (NEW YORK), INC.


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                                         By:
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                                         Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 30


                                         SEQUILS PILGRIM I, LTD.


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 31


                                         WEBSTER BANK


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 32


                                         ARCHIMEDES FUNDING III, LTD.

                                         By: ING Capital Advisors LLC
                                             as Collateral Manager


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                                         By:
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                                         Its:
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Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 33


Accepted and Agreed as
of March __, 2000:


PINNACLE HOLDINGS, INC.



By:
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Its:
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COVERAGE PLUS ANTENNA SYSTEMS, INC.



By:
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Its:
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TOWER SYSTEMS, INC.



By:
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Its:
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RADIO STATION WGLD, INC.



By:
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Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 34


ICB TOWERS, LLC



By:
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Its:
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AIRCOMM OF AVON, LLC



By:
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Its:
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HIGH POINT MANAGEMENT CO., INC.



By:
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Its:
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TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
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Its:
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COASTAL ANTENNA'S INC.



By:
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Its:
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
Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 35


MARMAC INDUSTRIES INCORPORATED



By:
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Its:
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PINNACLE TOWERS III INC.



By:
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Its:
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SHAFFER & ASSOCIATES, INC.



By:
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Its:
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